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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) March 11, 1998

                     Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            33-96378                74-2440858
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

200 Vesey Street, New York, New York                        10285
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On March 11, 1998, a single series of certificates, entitled LB Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant") as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO (collectively, the "Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3 (no. 33-96378) and sold to Lehman Brothers Inc. (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No. Description

1.1 Underwriting Agreement, dated as of March 9, 1998, between Structured Asset Securities Corporation, as seller, and Lehman Brothers Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of February 1, 1998, among Structured Asset Securities Corporation, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V. as fiscal agent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 26, 1998

                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION


                                    By: /s/ Paul A. Hughson
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                                        Name:  Paul A. Hughson
                                        Title: Vice President
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                                  EXHIBIT INDEX

            The following exhibits are filed herewith:

Exhibit No.                                                           Page No.
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1.1         Underwriting Agreement, dated as of March 9, 1998,
            between Structured Asset Securities Corporation, as seller, and Lehman Brothers Inc., as underwriter.

4.1 Pooling and Servicing Agreement, dated as of February 1,1998, among Structured Asset Securities Corporation, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V. as fiscal agent.


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